UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2026

WESBANCO, INC.

(Exact name of Registrant as Specified in Its Charter)

West Virginia	001-39442	55-0571723
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank Plaza
Wheeling, West Virginia		26003
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 304 234-9000

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $2.0833 Par Value	WSBC	Nasdaq Global Select Market
Depositary Shares (each representing 1/40th interest in a share of 7.375% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B)	WSBCO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Wesbanco, Inc. issued a press release and earnings call presentation today announcing earnings for the three and twelve months ended December 31, 2025. The press release is attached as Exhibit 99.1 and the earnings call presentation is attached as Exhibit 99.2 to this report.

Wesbanco, Inc. will host a conference call to discuss the Company's financial results for the fourth quarter of 2025 on Wednesday, January 28, 2026 at 9:00 a.m. ET.

Interested parties can access the live webcast of the conference call through the Investor Relations section of the Company's website, www.wesbanco.com. Participants can also listen to the conference call by dialing 888-347-6607, or 1-412-902-4290 for international callers, and asking to be joined into the Wesbanco call. Please log in or dial in at least 10 minutes prior to the start time to ensure a connection.

A replay of the conference call will be available by dialing 855-669-9658, or 1-412-317-0088 for international callers, and providing the access code of 6442178. The replay will begin at approximately 11:00 a.m. ET on January 28, 2026, and end at 12 a.m. ET on February 11, 2026. An archive of the webcast will be available for one year on the Investor Relations section of the Company’s website (www.wesbanco.com).

The press release is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1 - Press release dated January 27, 2026 announcing the earnings for the three and twelve months ended December 31, 2025.

99.2 - Fourth quarter 2025 earnings conference call presentation.

104 – Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wesbanco, Inc. (registrant)

Date:	January 27, 2026	/s/ Daniel K. Weiss, Jr.
Daniel K. Weiss, Jr. Senior Executive Vice President and Chief Financial Officer